AMENDMENT, dated as of May 1, 2001 to the custody agreements (each an "Agreement"), between the Franklin Templeton funds listed on Schedule A hereto (each a "Fund"), having a place of business at 777 Mariners' Island Blvd, San Mateo, CA 94404, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

      It is hereby agreed as follows:

      Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

      Section 2. The Agreement is amended by deleting the Mutual Fund Rider thereto and inserting, in lieu thereof, the following Rider:

      I. Add the  following  after  the  first  sentence  of  Section  3 of the
         Agreement:

      At the request of Fund, Bank may, but need not, add to Schedule B an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Fund in the event that it elects to add any such entity.

      II.  Add the following language to the end of Section 3 of the Agreement:

      (i) The term Subcustodian as used herein shall mean the following:

      (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7) under the Investment Company Act of 1940, a amended (the "1940 Act"); and

      (b) an "Eligible Foreign Custodian," which, as defined in 1940 Act rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

      (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

      (a) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in 1940 Act rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

      (b) in the U.S., a "securities depository" as defined in 1940 Act rule 17f-4(a).

      (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

      III.  Add new Section 15 to the Agreement as follows:

      15.  COMPLIANCE WITH 1940 ACT RULE 17F-5 ("RULE 17F-5").
           ---------------------------------------------------

      (a) Fund's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Fund's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting "Eligible Foreign Custodians" (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Fund's "Foreign Assets," (as that term is defined in rule 17f-5 (a)(2)) and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

      (b) In connection with the foregoing, Bank shall:

      (i) provide written reports notifying Fund's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Fund's foreign custody arrangements but until further notice from Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

      (ii) exercise such reasonable care, prudence and diligence in performing as Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

      (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

      (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

      (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Fund and shall then act in accordance with the Instructions of Fund with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

      (c) Except as expressly provided herein and in Section 16 hereof, Fund shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

      (d) Bank represents to Fund that it is a U.S. Bank as defined in rule 17f-5(a)(7). Fund represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Fund's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Fund may maintain Foreign Assets in each country in which Fund's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Fund that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

      (e) Bank shall provide to Fund such information relating to Country Risk as is specified in Schedule C hereto. Fund hereby acknowledges that: (i) such information is solely designed to inform Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

      IV.  Add the  following  language  to the end of the  first  sentence  of
Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

      V.  Add a new Section 16 to the Agreement as follows:

      16.  COMPLIANCE WITH 1940 ACT RULE 17F-7 ("RULE 17F-7").
           --------------------------------------------------

      (a) Bank shall, for consideration by Fund, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Fund's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Fund's Foreign Assets at such Depository) and at which any Foreign Assets of Fund are held or are expected to be held. The foregoing analysis will be provided to Fund and its investment adviser(s) ("Adviser") at Bank's Website. In connection with the foregoing, either Fund or Adviser shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Fund or Adviser of any material changes in such risks.

      (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 16(a) above.

      (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Fund if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Fund and Adviser from time to time.)

      (d) Bank need not commence performing any of the duties set forth in this
Section 16 prior to March 31, 2001, but Bank shall advise Fund and Adviser if it is prepared to commence such duties prior to such date as to particular depositories.
                             *********************

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


[Fund]                         THE CHASE MANHATTAN BANK



By  /S/ MURRAY L. SIMPSON           By:  /S/ JOHN K. BARRY
    ----------------------              ---------------------------

Name:    Murray L. Simpson          Name:   John K. Barry
Title:      Vice President                Title:     Vice President
Date:       5/1/01                        Date:     5/3/01





                                   Schedule A

                                    FUND LIST


Franklin Templeton International Trust (7/28/95)
-     Templeton Pacific Growth Fund
-     Templeton Foreign Smaller companies Fund

Franklin Templeton Global Trust (11/15/93)
-     Franklin Templeton Global Currency Fund
-     Franklin Templeton Hard currency Fund

Franklin Global Trust (12/29/00)
-     Franklin Global Growth Fund
-     Franklin Global Aggressive Growth Fund

Franklin Templeton Variable Insurance Products Trust ( 3/15/94)
-    Templeton Developing Market Securities Fund (P49157)
-    Templeton Growth Securities Fund (P49156)
-    Templeton Asset Strategy Fund (P81002)
-    Templeton International Securities Fund (P81021)
-    Templeton International Smaller Companies Fund (P83428)





                                   Schedule C

                       INFORMATION REGARDING COUNTRY RISK


      1. To aid Fund in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A     Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.    Written information concerning:

___   i.   The  likelihood  of  expropriation,   nationalization,  freezes,  or
confiscation of Fund's assets.

___   ii.  Whether  difficulties in converting Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.    A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

      2. Bank shall furnish the following additional information:

       Market flashes, including with respect to changes in the information in market reports.


                                   Schedule B

                        ELIGIBLE SECURITIES DEPOSITORIES



-----------------------------------------------------------------------------
    COUNTRY             DEPOSITORY                    INSTRUMENTS
-----------------------------------------------------------------------------
ARGENTINA       CVSA                         Equity, Corporate +
                (Caja de Valores S.A.)       Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ARGENTINA       CRYL                         Government Debt
                (Central de Registration y
                Liquidacion de
                Instrumentos de
                Endeudamiento Publico)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
AUSTRALIA       AUSTRACLEAR LIMITED          Corporate Debt, Money Market
                                             + Semi-Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
AUSTRALIA       CHESS                        Equity
                (Clearing House Electronic
                Sub-register System)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
AUSTRALIA       RITS                         Government Debt
                (Reserve Bank of
                Australia/Reserve Bank
                Information and Transfer
                System)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
AUSTRIA         OEKB                         Equity, Corporate +
                (Oesterreichische            Government Debt
                Kontrollbank AG)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BELGIUM         CIK                          Equity + Corporate Debt
               (Caisse Interprofessionnelle
                de Depots et de Virements
                de Titres S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BELGIUM         NBB                          Government Debt
                (National Bank of Belgium)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BRAZIL          CBLC                         Equity
                (Companhia Brasileira de
                Liquidacao e Custodia)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BRAZIL          CETIP                        Corporate Debt
                (Central de Custodia e
                Liquidacao Financiera de
                Titulos Privados)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BRAZIL                     SELIC             Government Debt
                           -----
                (Sistema Especial de
                Liquidacao e Custodia)
-----------------------------------------------------------------------------


                             SECURITIES DEPOSITORIES
                            AS OF SEPTEMBER 27, 2000


-------------------------------------------------------------------
BULGARIA        BNB                          Government Debt
                (Bulgaria National Bank)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BULGARIA        CDAD                         Equity
                (Central Depository A.D.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CANADA          CDS                          Equity, Corporate +
                (The Canadian Depository     Government Debt
                for Securities Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CHILE           DCV                          Equity, Corporate +
                (Deposito Central de         Government Debt
                Valores S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CHINA,          SSCCRC                       Equity
SHANGHAI        (Shanghai Securities
                Central Clearing and
                Registration Corporation)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CHINA,          SSCC                         Equity
SHENZHEN        (Shenzhen Securities
                Clearing Company, Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COLOMBIA        DCV                          Government Debt
                (Deposito Central de
                Valores)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COLOMBIA        DECEVAL                      Equity, Corporate +
                (Deposito Centralizado de    Government Debt
                Valores de Colombia S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CROATIA         SDA                          Equity + Government Debt
                (Central Depository Agency
                Inc. - Stredisnja
                depozitarna agencija d.d.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CROATIA         MINISTRY OF FINANCE OF      Short-term debt issued by the
                THE REPUBLIC OF CROATIA     Ministry of Finance.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CROATIA         CNB                         Short-term debt issued by the
                (Croatian National Bank)    National Bank of Croatia.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CZECH REPUBLIC  SCP                          Equity, Corporate +
                (Stredisko cennych papiru)   Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CZECH REPUBLIC  CNB                          Government Debt
                (Czech National Bank)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
DENMARK         VP                           Equity, Corporate +
                (Vaerdipapircentralen A/S)   Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
EGYPT           MCSD                         Equity + Corporate Debt
                (Misr for Clearing,
                Settlement and Depository,
                S.A.E.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ESTONIA         ECDS                         Equity
                (Estonian Central
                Depository for Securities
                Limited - Eesti
                Vaatpaberite
                Keskdepositoorium)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
EUROMARKET      DCC                          Euro-CDs
                (The Depository and
                Clearing Centre)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
EUROMARKET      CLEARSTREAM                  Euro-Debt
                (Clearstream Banking, S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
EUROMARKET      EUROCLEAR                    Euro-Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
FINLAND         APK                          Equity, Corporate +
                (Finnish Central             Government Debt
                Securities Depository
                Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
FRANCE          SICOVAM                      Equity, Corporate +
                (Societe                     Government Debt
                Interprofessionnelle pour
                la Compensation des
                Valeurs Mobilieres, S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
GERMANY         CLEARSTREAM                  Equity, Corporate +
                (Clearstream Banking AG)     Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
GREECE          CSD                          Equity + Corporate Debt
                (Central Securities
                Depository S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
GREECE          BOG                          Government Debt
                (Bank of Greece)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
HONG KONG       HKSCC                        Equity
                (Hong Kong Securities
                Clearing Company Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
HONG KONG       CMU                          Corporate + Government Debt
                (Central Moneymarkets Unit)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
HUNGARY         KELER                        Equity, Corporate +
                (Central Depository and      Government Debt
                Clearing House - Kosponti
                Elszamolohaz es Ertektar
                (Budapest) Rt.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
INDIA           NSDL                         Equity
                (National Securities
                Depository Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
INDIA           CDSL                         Equity
                (Central Depository
                Services (India) Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
INDIA           RBI                          Government Debt
                (Reserve Bank of India)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
INDONESIA       KSEI                         Equity
                (PT Kustodian Sentral Efek
                Indonesia)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
IRELAND         CREST                        Equity + Corporate Debt
                (CRESTCo Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
IRELAND         CBISSO                       Government Debt
                (Central Bank of Ireland
                Securities Settlements
                Office)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ISRAEL          TASE CLEARING HOUSE          Equity, Corporate +
                (Tel Aviv Stock Exchange     Government Debt
                Clearing House)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ITALY           MONTE TITOLI S.P.A.          Equity + Corporate Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ITALY           BANCA D'ITALIA               Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
IVORY COAST     DC/BR                        Equity
                (Le Depositaire Central /
                Banque de Reglement)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
JAPAN           JASDEC                       Equity + Convertible Debt
                (Japan Securities
                Depository Center)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
JAPAN           BOJ                          Registered Government Debt
                (Bank of Japan)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
KAZAKHSTAN      CSD                          Equity
                (Central Securities
                Depository CJSC)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LATVIA          LCD                          Equity, Corporate +
                (Latvian Central             Government Debt
                Depository)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LEBANON         MIDCLEAR S.A.L.              Equity
                (Custodian and Clearing
                Center of Financial
                Instruments for Lebanon
                and the Middle East S.A.L.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LITHUANIA       CSDL                         Equity + Government Debt
                (Central Securities
                Depository of Lithuania)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LUXEMBOURG      CLEARSTREAM                  Equity
                (Clearstream Banking S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MALAYSIA        MCD                          Equity + Corporate Debt
                (Malaysian Central
                Depository Sdn. Bhd.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MAURITIUS       CDS                          Equity + Corporate Debt
                (Central Depository and
                Settlement Company Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MEXICO          INDEVAL                      Equity, Corporate +
                (S.D. INDEVAL S.A. de C.V.)  Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MOROCCO         MAROCLEAR                    Equity, Corporate +
                                             Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NETHERLANDS     NECIGEF                      Equity, Corporate +
                (Nederlands Centraal         Government Debt
                Insituut voor Giraal
                Effectenverkeer B.V.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NEW ZEALAND     NZCSD                        Equity, Corporate +
                (New Zealand Central         Government Debt
                Securities Depository)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NIGERIA         CSCS                         Equity, Corporate +
                (Central Securities          Government Debt
                Clearing System Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NORWAY          VPS                          Equity, Corporate +
                (Verdipapirsentralen)        Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
OMAN            MDSRC                        Equity
                (The Muscat Depository and
                Securities Registration
                Company, S.A.O.C.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PAKISTAN        CDC                          Equity + Corporate Debt
                (Central Depository
                Company of Pakistan
                Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PAKISTAN        SBP                          Government Debt
                (State Bank of Pakistan)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PERU            CAVALI                       Equity, Corporate +
                (CAVALI ICLV S.A.)           Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PHILIPPINES     PCD                          Equity
                (Philippine Central
                Depository Inc.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PHILIPPINES     ROSS                         Government Debt
                (Bangko Sentral ng
                Pilipinas / Register of
                Scripless Securities)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
POLAND          NDS                          Equity + Long-Term Government
                (National Depository for     Debt
                Securities S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
POLAND          CRT                          Short-Term Government Debt
                (Central Registry of
                Treasury-Bills)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PORTUGAL        CVM                          Equity, Corporate +
                (Central de Valores          Government Debt
                Mobiliarios e Sistema de
                Liquidacao e Compensacao)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ROMANIA         SNCDD                        Equity
                (National Company for
                Clearing, Settlement and
                Depository for Securities)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ROMANIA         BSE                          Equity
                (Bucharest Stock Exchange
                Registry)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
RUSSIA          VTB                          Government Debt (Ministry of
                (Vneshtorgbank)              Finance Bonds)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
RUSSIA          NDC                          Equity, Corporate +
                (National Depository         Government Debt
                Centre)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
RUSSIA          DCC                          Equity
                (Depository Clearing
                Company)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SINGAPORE       CDP                          Equity + Corporate Debt
                (The Central Depository
                (Pte) Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SINGAPORE       SGS                          Government Debt
                (Monetary Authority of
                Singapore / Singapore
                Government Securities
                Book-Entry System)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SLOVAK          SCP                          Equity, Corporate +
REPUBLIC        (Stredisko cennych           Government Debt
                papierov SR Bratislava,
                a.s.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SLOVAK          NBS                          Government Debt
REPUBLIC        (National Bank of Slovakia)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SLOVENIA        KDD                          Equity + Corporate Debt
                (Centralna klirinsko
                 depotna druzba d.d.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SOUTH AFRICA    CDL                          Corporate + Government Debt
                (Central Depository (Pty)
                Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SOUTH AFRICA    STRATE                       Equity
                (Share Transactions
                Totally Electronic)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SOUTH KOREA     KSD                          Equity, Corporate +
                (Korea Securities            Government Debt
                Depository)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SPAIN           SCLV                         Equity + Corporate Debt
                (Servicio de Compensacion
                y Liquidacion de Valores,
                S.A.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SPAIN           CBEO                         Government Debt
                (Banco de Espana / Central
                Book Entry Office)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SRI LANKA       CDS                          Equity
                (Central Depository System
                (Private) Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SWEDEN          VPC                          Equity, Corporate +
                (Vardepapperscentralen AB)   Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SWITZERLAND     SIS                          Equity, Corporate +
                (SIS SegaInterSettle AG)     Government Debt
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TAIWAN          TSCD                         Equity + Government Debt
                (Taiwan Securities Central
                Depository Co., Ltd.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
THAILAND        TSD                          Equity, Corporate +
                (Thailand Securities         Government Debt
                Depository Company Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TUNISIA         STICODEVAM                   Equity + Corporate Debt
                (Societe Tunisienne
                Interprofessionnelle pour
                la Compensation et le
                Depot des Valeurs
                Mobilieres)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TURKEY          TAKASBANK                    Equity + Corporate Debt
                (IMKB Takas ve Saklama Bankasi A.S.)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TURKEY          CBT                          Government Debt
                (Central Bank of Turkey)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UNITED KINGDOM  CREST                        Equity + Corporate Debt
                (CRESTCo Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UNITED KINGDOM  CMO                          Sterling & Euro CDs + CP
                (Central Moneymarkets
                Office)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UNITED STATES   DTC                          Equity + Corporate Debt
                (Depository Trust Company)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UNITED STATES   PTC                          Mortgage Back Debt
                (Participants Trust
                Company)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UNITED STATES   FED                          Government Debt
                (The Federal Reserve
                Book-Entry System)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
URUGUAY         BCU                          Government Debt
                (Banco Central del Uruguay)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
VENEZUELA       BCV                          Government Debt
                (Banco Central de
                Venezuela)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ZAMBIA          CSD                          Equity + Government Debt
                (LuSE Central Shares
                Depository Limited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ZAMBIA          BOZ                          Government Debt
                (Bank of Zambia)
----------------------------------------------------------------------------